EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

MONTHLY OPERATING REPORT FOR THE PERIOD
DECEMBER 1, 2002 THROUGH DECEMBER 31, 2002

DEBTORS' ADDRESS:                      US Airways Group, Inc., et al.
                                                              2345 Crystal Dr.
                                                              Arlington, VA 22227

DEBTORS' ATTORNEYS:                John Wm. Butler, Jr.
                                                              John K. Lyons
                                                              SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                                                              333 W. Wacker Dr., Suite 2100
                                                              Chicago, IL 60606
                                                              (312) 407-0700

                                                              Lawrence E. Rifken (VSB No. 29037)
                                                              McGUIREWOODS LLP
                                                              1750 Tysons Boulevard, Suite 1800
                                                              McLean, VA 22102-4215
                                                              (703) 712-5000

REPORT PREPARER:                       US Airways Group, Inc., et al.

I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: February 3, 2003                                                                     DEBTOR-IN-POSSESSION

Name/Title: Anita P. Beier/ Vice President and Controller              By: /s/ Anita P. Beier
Address:      2345 Crystal Dr.
                     Arlington, VA 22227
Phone:         703-872-7000

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

Table of Contents

I.           Monthly Operating Report Cover Page

II.          US Airways Group, Inc. Unaudited Consolidated Financial Statements

A.  Condensed Consolidated Statement of Operations
B.  Condensed Consolidated Balance Sheet (will be provided at the time the Company files its annual report on Form 10-K for the year ended December 31, 2002)
C.  Condensed Consolidated Statement of Cash Flows (will be provided at the time the Company files its annual report on Form 10-K for the year ended December 31, 2002)

III.        Additional Schedules

A.  Accounts Receivable Schedule, Accounts Payable Schedule, and Cash Balance
B.  Description of Tax Trusts
C.  Insurance Policies
D.  Payments to Professionals
E.  Banking Accounts and Financial Institution Relationships
F.  Certifications

IV.        Questionnaire

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

1.	Accounting Basis: Cash Accrual X

2.

Preparer: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Anita P. Beier
Controller
US Airways Group, Inc.
2345 Crystal Dr.
Arlington, VA 22227
703-872-7000

3.	Number of Employees: 36,274 Represents total full time equivalents as of December 31, 2002.

4.	Have there been any changes in the nature of your business since the last reporting period? Yes No X Explain:

5.	Are all Business Licenses current? Yes X No_____ Not applicable ______

6.	Total Accounts Receivable: See Exhibit III-A

7.	Post-Petition Accounts Payable: See Exhibit III-A

8.	Taxes: Are all taxes being paid to the proper taxing authorities when due? Yes X No _____. See Exhibits III-B and III-F
9.	Escrow Account: Are you utilizing your tax account only for deposits and payment of payroll and sales taxes? Yes ______ No X Explain: See Exhibits III-B and III-F

10.	Are all books and records of the debtors being maintained monthly and are all current: Yes X No ______ Explain:

11.	Insurance Policies: See Exhibits III-C and III-F
Page 3 of 15

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

12.

Actions of Debtors: During the reporting period, did the debtors:

A.  Fail to defend or not oppose any action seeking to dispossess the debtors from control or custody of any asset of the estate:

Yes ______ No    X    If yes, explain:

B.  Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going-concern value of the assets of the debtors?

Yes    X    No ______ If no, explain:

13.

Transfer or Sale of Property: Did the debtors or any person with control over any of the debtor's assets transfer, convey or abandon any of the debtors' assets to another party during the period of this report other than as set forth herein?

Yes        No    X    If yes, explain:

14.	Payments to Professionals (attorneys, accountants, real estate agents, auctioneers, appraisers, etc., during the reporting period): See Schedule III-D

15.	QUARTERLY U.S. TRUSTEE FEES paid during the reporting period: $ 0

                                                                                                                                                                              EXHIBIT II-A

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

Statement of Operations
For the month ended December 31, 2002

(in $000s)

Operating Revenues
Passenger transportation	$ 424,746
Cargo and freight	10,987
Other	86,187 ----------
Total Operating Revenues	521,920

Operating Expenses
Personnel costs	244,079
Aviation fuel	62,331
Aircraft rent	40,217
Other rent and landing fees	29,271
Aircraft maintenance	60,260
Other selling expenses	13,497
Depreciation and amortization	23,726
Commissions	8,331
Asset impairments and other special items	413,672
Other	152,764 ------------
Total Operating Expenses	1,048,148 ------------

Operating Income (Loss)	(526,228)

Other Income (Expense)
Interest income	1,795
Interest expense	(28,970)
Interest capitalized	201
Reorganization items, net	(94,473)
Other, net	(538) ------------
Other Income (Expense), Net	(121,985) ------------

Income (Loss) Before Income Taxes	(648,213)
Provision (Credit) for Income Taxes	(16,910) ------------

Net Income (Loss)	$(631,303) =======

                                                                                                                                                                             EXHIBIT II-B

 UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

Balance Sheet

The US Airways Group, Inc. balance sheet as of December 31, 2002 will be provided at the time the Company files its annual report on Form 10-K for the year ended December 31, 2002.

                                                                                                                                                            EXHIBIT II-C

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

Statement of Cash Flows

The US Airways Group, Inc. statement of cash flows for the year ended December 31, 2002 will be provided at the time the Company files its annual report on Form 10-K for the year ended December 31, 2002.

                                                                                                                                                                                    EXHIBIT III-A

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

Consolidated Accounts Receivable Aging
	Days Past Due	12/31/02

1.	0-30 Days	$158,230,431
2.	31-60 Days	20,841,747
3.	61-90 Days	10,851,499
4.	91+ Days	19,330,732
5.	Other (1)	35,799,759
6.	Total Accounts Receivable	245,054,168
7.	Amount Considered Uncollectible	(17,529,059)

8.	Accounts Receivable, Net (2)	$227,525,109

Notes:

1.  Other Accounts Receivable represents such items as accrued receivables, interline receivables and other immaterial receivables that historically are not aged by the Debtors.

2.  Does not include intercompany accounts receivable.

Consolidated Post-Petition Accounts Payable Aging

	Days Past Due	12/31/02

1	Current	$23,164,518
2.	1-7 Days	9,221,350
3.	8-30 Days	5,379,403
3.	31-60 Days	1,375,694
4.	61-90 Days	894,133
5.	91+ Days (1)	(412,994)

6.	Total Accounts Payable (2)	$39,622,104

Notes:
(1)  A debit exists for the period 91+ days due to outstanding credits identified by US Airways Group, Inc. that have not been applied to specific invoices or collected.
(2)  The post-petition accounts payable balances above were obtained from the Debtors' accounts payable systems, and in the event that a liability is estimated for financial reporting purposes, but no invoice was received as of December 31, 2002, the accounts payable balance will differ from that reported in the financial statements. These estimated items include, but are not limited to tax obligations, rent and lease obligations and other accrued expenses. In addition, intercompany accounts payable balances are not included in the balances presented above.

Consolidated Cash Balance

Total Consolidated Cash Balance $633,042,000

                                                                                                                                                       EXHIBIT III-B

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

Tax Trusts

The Debtors have created trust fund accounts to ensure that adequate funds are available to pay outstanding fiduciary tax obligations owed to the federal government as well as state and local jurisdictions in the event that the Debtors cease operations. These trust funds are described below.

With the exception of Trust Fund 1, which is funded on a daily basis and from which payments are made, all other trust funds have only received an initial funding of the estimated maximum tax liability for US Airways, Inc., Allegheny Airlines, Inc., PSA Airlines, Inc. and Piedmont Airlines, Inc. No subsequent funding or payments are made from these trust accounts.

Trust Fund 1

This trust was established on May 15, 2002 with an initial funding of $149.9 million on May 16, 2002. Since the date of funding, all payments associated with the following components have been paid through the trust and daily funding has occurred based on the estimated daily obligation.

The components of Trust 1
     -  Federal payroll withholding taxes, FICA (employee and employer portion), and Medicare;
     -  Federal unemployment taxes;
     -  Federal air transportation excise taxes;
     -  Federal security charges;
     -  Federal Animal and Plan Health Inspection Service of the U.S. Department of Agriculture ("APHIS");
     -  Federal Immigration and Naturalization Service (INS) fees;
     -  Federal customs taxes; and
     -  Federal jet fuel taxes

Trust Fund 2

This trust was established on May 30, 2002, with an initial funding of $5.6 million occurring on May 31, 2002. Since that date of funding, there has been no activity in Trust Fund 2.

The components of Trust 2
     -  State and local income tax withholding;
     -  Employment taxes and related charges;
     -  State unemployment and supplemental unemployment;
     -  Disability taxes; and
     -  Workers' compensation charges

Trust Fund 3

This trust was established on May 30, 2002, with an initial funding of $23.0 million occurring on May 31, 2002. Since the date of funding, there has been no activity in Trust Fund 3.

The components of Trust 3
     -  Passenger facility charges ("PFC")

                                                                                                                                                                 EXHIBIT III-C

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

Insurance Policies

US Airways Group, Inc.

Coverage	Company	Policy No.	Term
Property Insurance	Lexington Insurance Company	WB0202824	12/1/02 - 12/1/03
Hull War Risk	Airways Assurance Limited	AAL 1004-02	12/1/02 - 12/16/02
Hull War Risk	Airways Assurance Limited	AAL 1005-02	12/1/02 - 12/16/02
Property Insurance	Airways Assurance Limited	AAL 1009-02	12/1/02 - 12/1/03
Property Insurance	Airways Assurance Limited	AAL 1007-02	12/1/02 - 12/1/03
Property Insurance	Airways Assurance Limited	AAL 1006-02	12/1/02 - 12/1/03
Property Insurance	Airways Assurance Limited	AAL 1001-02	12/1/02 - 12/1/03
Property Insurance	Allied World Assurance Company, Ltd.	P001272	12/1/02 - 12/1/03
Property Insurance	Industrial Risk Insurers	3-3-69627	12/1/02 - 12/1/03
Property Insurance	Continental Casualty (CNA)	RMP198799325	12/1/02 - 12/1/03
Property Insurance	Great Lakes Reinsurance Co. (UK)	01-UK-XP-0000136-00	12/1/02 - 12/1/03
Property Insurance	Sheffield Insurance Company	ECB101228	12/1/02 - 12/1/03
Property Insurance	Essex Insurance Company	ESP0029	12/1/02 - 12/1/03
Property Insurance	Lloyds of London	WB0202821	12/1/02 - 12/1/03
Property Insurance	Lloyds of London	WB0202822	12/1/02 - 12/1/03
Property Insurance	Commonwealth Insurance Company	US4183	12/1/02 - 12/1/03
Property Insurance	Endurance Specialty Ltd.	005947001	12/1/02 - 12/1/03
Property insurance	Montpelier Reinsurance Ltd.	MZY2X66772	12/1/02 - 12/1/03
Property insurance	Sheffield Insurance Company	ECB101229	12/1/02 - 12/1/03
Property insurance	Lloyds of London	WB0202822	12/1/02 - 12/1/03
Property insurance	Crum & Forster Insurance	2450020689	12/1/02 - 12/1/03
Property insurance	Royal Indemnity Insurance Company	R2HD327214	12/1/02 - 12/1/03
Boiler and Machinery	Travelers Insurance Company	M5J-BMG-339K9535-TIL-02	12/1/02 - 12/1/03
Hull War Risk	Underwriters at Lloyd's and certain Insurance Companies, London, England	AM0201581	12/1/01 - 12/16/02
Hull War and War Liability	United States Department of Transportation Federal Aviation Administration	P2-LWR-02-US	12/15/02 - 2/13/03

                                                                                                                                                                                   EXHIBIT III-C

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

US Airways, Inc.
Coverage	Company	Policy No.	Term
Commercial General Liability and Workers Compensation (OCIP)	Zurich American Insurance Company	HRJ-149	12/31/02 - 12/31/03
Excess Insurance for Philadelphia Project	National Union Fire Insurance Company of Pittsburgh, PA	HRJ-150	12/31/02 - 12/31/03
Excess Insurance for Philadelphia Project	Federal Insurance Company	HRJ-151	12/31/02 - 12/31/03
Excess Insurance for Philadelphia Project	Starr Excess Liability Insurance International Limited	HRJ-152	12/31/02 - 12/31/03
Excess Insurance for Philadelphia Project	Zurich American Insurance Company	HRJ-154	12/31/02 - 12/31/03

Notes:

(1) The above tables reflect changes to the insurance policies and coverages as disclosed in the Debtor's Monthly Operating Reports for the periods August 12, 2002 through November 30, 2002. All policies included in the Monthly Operating Reports for the periods August 12, 2002 through November 30, 2002 are still subject to the same terms unless noted above.

EXHIBIT III-D

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

Payments to Professionals

	Name	Date of Court Authorizing Payment	Amount Approved	Amount Paid (1)	Total Paid to Date (2)	Total Incurred (3)

1.	Skadden, Arps, Slate, Meagher & Flom			$1,721,138	$5,259,312	$7,931,785
2.	FTI Consulting, Inc. (4)			2,185,501	3,199,503	4,507,805

3.	The Seabury Group LLC			534,315	1,539,430	2,589,727

4.	O'Melveny & Myers LLP			724,989	1,144,176	1,652,191

5.	Ernst & Young Corporate Finance LLC			943,454	1,080,141	1,575,235

6.	Otterbourg, Steindler, Houston & Rosen, PC			-	652,432	1,506,673

7.	KPMG LLP			621,274	882,012	1,232,289

8.	McGuireWoods, LLP			109,924	394,275	600,377

9.	Vorys, Sater, Seymour and Pease LLP			56,285	151,777	210,946

	Total Payments			$6,896,880	$14,303,058	$21,807,028

Notes:

(1) Represents total of professional fees and out-of-pocket expenses paid during the reporting period.
(2) Represents total of professional fees and out-of-pocket expenses paid during the period August 12, 2002 through December 31, 2002.
(3) Represents total of professional fees and out-of-pocket expenses incurred for the period August 12, 2002 through November 30, 2002 which have been billed to the debtors through December 31, 2002. Amounts do not include fees and expenses to other Professionals as well as the Professionals listed herein which have not been billed to the debtors for the month of December 2002.
(4) The Business Recovery Services practice of PricewaterhouseCoopers LLP has changed its name to FTI Consulting, Inc. effective August 30, 2002.

                                                                                                                                                                                    EXHIBIT III-E

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

Financial Institution Relationships

During the reporting period, the Debtors established a relationship with St. Kitts-Nevis-Anguilla National Bank Ltd. There have been no other changes in financial institution relationships during the current reporting period. See the Monthly Operating Reports for the periods August 12, 2002 through November 30, 2002 for a complete list of all other financial institution relationships, including any changes in relationships that have occurred since August 12, 2002.

                                                                                                                                                                                     EXHIBIT III-F

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

Certifications

Taxes

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.

Insurance

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the policies in effect during the reporting period have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of December 31, 2002.

Insider Payments

The undersigned verifies that, all payments made to insiders, as defined in 11 U.S.C Section 101 of the U.S. Bankruptcy Code, during the reporting period have been made in the ordinary course of business or in accordance with the provisions of an Order entered by the U.S. Bankruptcy Court.

Date: February 3, 2003                                                                     By: /s/ Anita P. Beier

                                                                                                            Name: Anita P. Beier

                                                                                                            Title: Vice President and Controller

                                                                                                                                                                                       EXHIBIT IV

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                Chapter 11
US Airways Group, Inc., et al.                                                                                                      Case Number: 02-83984
Debtors                                                                                                                                            Jointly Administered
                                                                                                                                                          Hon. Stephen S. Mitchell

Questionnaire		Yes	No

1.	Are any post-petition receivables (accounts, notes, or loans) due from related parties?	X

2.	Have any payments been made on pre-petition liabilities this reporting period?	X

3.	Have any post-petition loans been received by the debtors from any party?	X

4.	Have any pre-petition taxes been paid during the reporting period?	X

5.	Are any wage payments past due?		X

If the answer to any of the above questions is "Yes," provide a detailed explanation of each item. Attach additional sheets if necessary.

Question 1

The Debtors, in the ordinary course of business, enter into regular business transactions with subsidiaries and affiliates, which can result in intercompany receivables. These receivables however are eliminated for reporting purposes on a consolidated basis.

Question 2

In accordance with and authorized by the First Day Orders, assumption of executory contracts or resolution of reclamation claims, the Debtors have made certain payments on pre-petition liabilities.

Question 3

In accordance with an agreement made with a certain creditor, the Debtors have received a post-petition loan during the current reporting period.

Question 4

In accordance with and authorized by the First Day Orders, the Debtors have made certain payments on pre-petition tax liabilities, including employee taxes, passenger facility charges and other taxes.